EXHIBIT 99.1

Taylor Capital Group Announces Stock Repurchase Program

Rosemont, IL - May 10, 2007 - Taylor Capital Group, Inc. (Nasdaq: TAYC) today announced its intention to repurchase up to $10 million of its issued and outstanding shares of common stock. These shares may be purchased from time to time in the open market, through block trades or otherwise, over a twelve-month period depending upon market conditions. The repurchase program does not require the company to purchase any specific number of shares. The Taylor family, which owns approximately 43% of the company's outstanding common stock, has indicated that they do not intend to sell shares back to the company in the stock repurchase program.

"Our Board of Directors approved the repurchase program after careful consideration of the current price level of the Company's common stock and the capital position of the Company," said Bruce W. Taylor, Chairman and Chief Executive Officer. "We believe that the repurchase program represents a prudent investment of available funds which will benefit the Company and our shareholders."

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About Taylor Capital Group, Inc.

Taylor Capital Group, Inc. is a $3.3 billion bank holding company for Cole Taylor Bank, a Chicago-based commercial bank specializing in serving the business banking, real estate lending and wealth management requirements of closely held and family-owned small- and mid-sized businesses.  Cole Taylor Bank is a member of the FDIC and an Equal Housing Lender.

Contact:

Taylor Capital Group, Inc.

Ilene Stevens, Investor Relations

847-653-7731

istevens@coletaylor.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements that reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "will," "expect," "anticipate," "believe," "intend," "could" and "estimate" and similar expressions. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities in 2007 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks, uncertainties and other factors include, without limitation: the effect on our profitability if interest rates fluctuate as well as the effect of our customers' changing use of our deposit products; the possibility that our wholesale funding sources may prove insufficient to replace deposits at maturity and support our growth; the risk that our allowance for loan losses may prove insufficient to absorb probable losses in our loan portfolio; possible volatility in loan charge-offs and recoveries between periods; the possible decline in residential real estate sales volume and the likely potential for illiquidity in the real estate market; the risks associated with management changes and employee turnover; the effectiveness of our hedging transactions and their impact on our future results of operations; the risks associated with implementing our business strategy and managing our growth effectively; changes in general economic conditions, interest rates, deposit flows, loan demand, including loan syndication opportunities, competition, legislation or regulatory and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and technological factors impacting our operations.

For further information about these and other risks, uncertainties and factors, please review the disclosure included in the sections captioned "Risk Factors" in our December 31, 2006 Annual Report on Form 10-K filed with the SEC on March 15, 2007. You should not place undue reliance on any forward-looking statements. Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements or risk factors, whether as a result of new information, future events, changed circumstances or any other reason after the date of this press release.